Exhibit 10.5

EXHIBIT B-3

FORM OF SECOND AMENDMENT TO LEASE AGREEMENT (LITTLE ROCK)

SECOND AMENDMENT TO LEASE AGREEMENT

THIS SECOND AMENDMENT TO LEASE AGREEMENT (this "Amendment") is made and entered into as of [_________], 2019 (the "Amendment Effective Date"), by and between MHI Little Rock, LP, a Delaware limited partnership ("Landlord"), and MCA Mainstreet Tenant, LLC, a Tennessee limited liability company ("Tenant").

RECITALS

A. Landlord and Tenant entered into that certain Lease Agreement, dated December 16, 2016 (the "Original Lease"), as amended by that certain First Amendment to Lease Agreement, dated as of June 29, 2018 (the "First Amendment", together with the Original Lease, the "Lease"), pursuant to which Landlord leased to Tenant, and Tenant accepted and leased from Landlord, certain Leased Property (as defined in the Lease) including the memory care facility located on the Leased Property and commonly known as Memory Care of Little Rock.

A. On or about November 6, 2017, MCA executed a Promissory Note in the original principal amount of $600,000, and then subsequently executed an Amended and Restated Promissory Note effective November 6, 2018 (the "Note") in favor of Invesque Financing, LP (f/k/a Mainstreet Health Financing, LP, "MHP"), predecessor-in-interest to Invesque Holdings, LP ("Lender"), evidencing a $300,000 loan (the "Loan"), which matured on April 1, 2019.

B. On or about June 4, 2019 (the "Petition Date"), Tenant, MCA, Subtenant (as hereinafter defined) and certain of their affiliates (collectively, the "Debtors") each filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code"), which are currently being jointly administered under Case No. 19-51385 (the "Bankruptcy Cases"), in the United States Bankruptcy Court for the Western District of Texas (San Antonio Division) (the "Bankruptcy Court").

B. As of the Petition Date, the Debtors owed the Landlords in excess of $3.1 million in Base Rent (as such term is defined in the Lease and the Related Leases (as defined in the Lease) (collectively, the "Leases")), taxes, and other charges due under the Leases.

C. As of the Petition Date, the MCA owed Lender in excess of $314,000 in principal, interest, and other charges due under the Note.

D. On or about [_________], 2019, the Debtors and Memory Care America, LLC, a Tennessee limited liability company ("MCA"), Trident Healthcare Properties I, L.P., a Delaware limited partnership ("Trident"), Steve Person, an individual ("Person"), and James Walesa, an individual ("Walesa"), B.J. Parrish, an individual ("Parrish", together with MCA, Trident, Person and Walesa, the "Guarantors"), entered into a Settlement Agreement (the "Settlement Agreement") with the Landlord Parties (as defined below), with an effective date of [_________], 2019 (the "Settlement Effective Date").

E. In connection with the Settlement Agreement, on or about the date hereof, the Debtors executed a Second Amended and Restated Promissory Note (the "New Note") in favor of Landlord and the landlords (collectively, the "Landlords") under the Related Leases and Lender (collectively, the

"Landlord Parties"), evidencing a $3,328,105.65 loan including the consolidation of the Note (the "New Loan").

F. In connection with the Settlement Agreement, on or about the date hereof, the Guarantors entered into that certain Guaranty (the "A&R Guaranty"), in favor of the Landlord Parties, to jointly and severally guarantee all obligations under the New Note, the Lease and the Related Leases, and the Settlement Agreement.

G. In connection with the Settlement Agreement, Landlord and Tenant wish to modify the Lease in accordance with the terms of this Amendment.

D. All capitalized terms used in this Amendment, which are not defined herein, shall have the meanings attributable to those terms in the Lease.

NOW, THEREFORE, for and in consideration of the mutual covenants and obligations set forth in the Lease and in this Amendment, as well as other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby agree as follows:

1. Definitions. Any capitalized term used but not defined in this Amendment will have the meaning assigned to such term in the Lease. From and after the Amendment Effective Date, each reference in the Debtor Documents (as defined herein) to the Lease, means the Lease as modified by this Amendment. From and after the Amendment Effective Date, each reference in the Lease to "this Lease," "herein," "hereof" or similar terms means the Lease as modified by this Amendment.

2. Term. Section 1.3 of the Lease is hereby amended and restated in its entirety as follows:

"The initial term ("Initial Term") of this Lease commences on the Effective Date and expires at 11:59 p.m. (Eastern Time) on December 31, 2036 (the "Expiration Date"); provided, however, that Tenant has three (3) options to renew the Lease pursuant to Article 12."

3. Base Rent. Section 2.1 of the Lease is hereby amended and restated in its entirety as follows:

"Tenant shall pay Landlord base rent ("Base Rent") in advance in consecutive monthly installments payable on the fifth Business Day of each month during the Term commencing on [August 7, 2019]. The monthly Base Rent payable for August, 2019 through December, 2019 is $60,360.64 per month. The Base Rent payable for the Lease Year commencing on January 1, 2020 is Eight Hundred Fifty Seven Thousand Seven Hundred Fifty Six and 50/100 Dollars ($857,756.50), subject to adjustment pursuant to Section 2.2. For each subsequent Lease Year of the Initial Term, the Base Rent shall be increased, as described in Section 2.2 below and as shown on Schedule 1. The Base Rent for each Renewal Term will be determined in accordance with Section 12.2."

4. Rent Schedule. Schedule 1 to the Lease is hereby deleted and replaced with the attached Schedule 1, which schedule reflects the increase to the annual Base Rent described in Section 2.2 of the Lease, as amended hereby.

5. Base Rent Adjustments. Section 2.2 of the Lease is hereby amended and restated in its entirety as follows:

"Commencing on the January 1, 2021 and on each Rent Adjustment Date thereafter, the annual Base Rent (as it may already have been previously increased pursuant to this Section 2.2) shall increase on January 1, 2021 and on the first day of each Lease Year thereafter during the Initial Term, by two and one half percent (2.5%)."

6. Escrow of Impositions.

a. The first and second sentences of Section 3.1 of the Lease are hereby deleted and replaced with the following paragraph:

"On the fifth business day of each month during the Term, Tenant shall deposit with Landlord a sum equal to 1/12th of the Escrow Impositions (as defined in Section 3.2) assessed against the Leased Property for the preceding tax year for real estate taxes and all other taxes, which sums shall be used by Landlord toward payment of such Escrow Impositions. Tenant, on demand, shall pay to Landlord any additional funds necessary to pay and discharge the obligations of Tenant to pay, as Additional Charges, all Escrow Impositions that may be levied or become a lien on the Leased Property or any part thereof at any time (whether prior to or during the Term), without regard to prior ownership of said Leased Property, before any fine, penalty, interest or cost is incurred; provided, however, that Tenant may contest any Escrow Imposition in accordance with Section 3.7. Tenant shall deliver to Landlord at least thirty (30) days prior to the due date of each Escrow Imposition, a copy of the invoice for such Escrow Imposition. The receipt by Landlord of the payment of such Escrow Impositions by and from Tenant shall only be as an accommodation to Tenant, the mortgagees, and the taxing authorities, and shall not be construed as rent or income to Landlord, Landlord serving, if at all, only as a conduit for delivery purposes. Additionally, Tenant shall pay, as Additional Charges, all other Impositions which do not constitute the Escrow Impositions that may be levied or become a lien on the Leased Property or any part thereof at any time (whether prior to or during the Term), without regard to prior ownership of said Leased Property, before any fine, penalty, interest, or cost is incurred; provided, however, Tenant may contest any Imposition in accordance with Section 3.7. Tenant shall deliver to Landlord [i] not more than thirty (30) days after the due date of each such Imposition, copies of the invoice for such Imposition and the check delivered for payment thereof; and [ii] not more than sixty (60) days after the due date of each such Imposition, a copy of the official receipt evidencing such payment or other proof of payment satisfactory to Landlord."

b. Section 3.2 of the Lease is hereby amended by adding the following sentence to the end of such provision:

"The term "Escrow Impositions" shall be defined as the term "Impositions" without the inclusion of clause (iv) of such definition."

7. Events of Default.

a. Section 8.1(a) of the Lease is hereby amended and restated in its entirety as follows:

"Tenant fails to pay in full [i] any installment of Base Rent within five (5) business days after such payment is due or, [ii] any Additional Charges or any other monetary obligation payable by Tenant under this Lease within five (5) business days after the time period for payment thereof set forth in this Lease."

b. Section 8.1 of the Lease is hereby amended by adding the following provision as a new Section 8.1(j):

"(j) There occurrence of any default or event of default under any one or more of the Related Leases, the Guaranty, the New Note, the Pledge Agreement (as defined in the New Note) or the Settlement Agreement (collectively, the "Debtor Documents")."

8. Replenishment of Security Deposit. Pursuant to Section 20.1 of the Lease and the First Amendment, Landlord was holding a Security Deposit to secure the obligations of Tenant under the Leases. The full amount of such Security Deposit has been used and applied by Landlord towards certain unpaid Tenant Obligations under the Leases. Pursuant to the New Note, the Landlords and Lender are financing the obligation of Tenant to replenish the Security Deposit pursuant to Section 20.3 of the Leases in the total amount of $394,213.20. Tenant shall be deemed to have satisfied the obligation to replenish the Security Deposit under Section 20.1 and Section 20.3 of the Leases and the First Amendment upon the Debtors' repayment of the last $394,213.20 in principal due under the New Note. Provided that there is no continuing Event of Default, the Landlords agree to forebear from exercising their right to replenishment of the Security Deposit currently due pursuant to the Section 20.1 and Section 20.3 of the Leases.

9. First Amendment.

a. Section 3 of the First Amendment is hereby deleted in its entirety.

b. Section 4 of the First Amendment is hereby amended and restated in its entirety as follows:

"The monthly escrow payments with respect to Escrow Impositions shall be deemed Additional Charges and therefore Rent due under the Lease, so that Tenant's failure to make any such payments, as and when due, will, subject to the cure rights provided in Section 8.1(a), be an Event of Default under the Lease."

10. Amendments to Lease Coverage Provisions. Section 15.7 is hereby amended as follows:

a. Section 15.7.1 is amended and restated in its entirety as follows:

"15.7.1 Required Lease Coverage Ratio: If the Lease Coverage Ratio for the Facility falls below 1.1/1.0 for any Test Period, such occurrence shall constitute an Event of Default under the Lease unless the Lease Coverage Ratio is at least 1.1/1.0 during the next two (2) successive calendar quarters (the "LCR Cure Period"). It shall constitute an Event of Default if the Lease Coverage Ratio is not at least 1.1/1.0 on or before the end of the LCR Cure Period. Notwithstanding the foregoing, not more than two (2) times during the Initial Term, Tenant shall have the right, within ten (10) business days

after the applicable Test Period, to deposit with Landlord funds equal to an amount necessary to satisfy the Lease Coverage Ratio of at least 1.1/1.0, which cash shall be held by Landlord in escrow until the end of the next Test Period."

b. Section 15.7.2.8 is hereby amended and restated in its entirety as follows:

"15.7.2.8 Test Period means a period ending on the last day of each calendar quarter and comprised of the three (3) most recent calendar months then ended (taken as one accounting period); provided, however, that the first Test Period shall begin on June 30, 2020 and shall cover the period commencing on that date which is thirty (30) months after the Commencement Date and ending on the last day of each calendar quarter and testing the trailing twelve (12) calendar months then ended (taken as one accounting period)."

11. Confidentiality. Article 24 of the Lease is hereby amended by adding the following provision as a new Section 24.28:

"Section 24.28. Confidentiality. (a) Tenant agrees, and agrees to cause each of its Affiliates, (i) unless required by law or a judicial or administrative tribunal (after notice to Landlord and opportunity to object), not to transmit or disclose provisions of this Lease to any Person (other than to Tenant's advisors, employees and officers on a need-to-know basis) without Landlord's prior written consent, and (ii) to inform all Persons to whom provisions of this Lease are disclosed of the confidential nature of the Lease and to direct them not to disclose the same to any other Person and to direct each of them to adhere to the provisions of this Section. Tenant shall not, and shall not permit any of its Affiliates to, use Landlord's name (or the name of any of Landlord's Affiliates) in connection with any of its business operations, including without limitation, advertising, marketing or press releases or such other similar purposes, without Landlord's prior written consent. Nothing contained in this Lease is intended to permit or authorize Tenant or any of their Affiliates to contract on behalf of Landlord.

(b) Notwithstanding anything to the contrary contained in Section 24.28, Tenant may transmit or disclose this Lease or the provisions of this Lease (x) as the Parties may agree in writing, (y) in any action to enforce or rely upon the terms of the Settlement Agreement (and, in such event, shall do so under seal), or (z) as necessary for disclosures to the Tenant's lawyers, partners, tax advisors, investment bankers, underwriters and/or accountants, provided that, Tenant makes such professionals aware of confidential nature of such information and require them to maintain the confidentiality of the information.

12. Reaffirmation of Lease. Landlord and Tenant hereby acknowledge, agree and reaffirm that the Lease, as hereby amended, is and the parties intend the same for all purposes to be treated as, a single, integrated and indivisible agreement. Further, Tenant hereby reaffirms all of its obligations, representations and agreements as set forth in the Lease.

13. Subtenant. Memory Care at Good Shepherd, LLC ("Subtenant") has joined in the execution of this Amendment to acknowledge that Subtenant is subject to and bound by the terms of the Lease, as hereby amended.

14. Full Force and Effect; Counterparts; Facsimile or Electronic Signatures. Except as hereby amended, the Lease shall remain in full force and effect. This Amendment may be executed in any number of counterparts, all of which shall constitute one and the same instrument. Signatures transmitted and delivered via facsimile or electronic mail may be used in place of original signatures on

this Amendment, and Landlord, Tenant and Subtenant each intends to be bound by the signatures transmitted and delivered via facsimile or electronic mail.

15. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Arkansas.

16. Miscellaneous. All of the "Miscellaneous" provisions set forth in Article 24 of the Lease are hereby incorporated into this Amendment as if fully set forth herein.

IN WITNESS WHEREOF, Landlord and Tenant have executed and delivered this Amendment as of the Amendment Effective Date set forth above.

LANDLORD:

MHI Little Rock, LP, a Delaware limited partnership

By: ________________________________
Name:
Title:

TENANT:

MCA Mainstreet Tenant, LLC, a Tennessee limited liability company

By: ________________________________
Name:
Title:

SUBTENANT:

Memory Care at Good Shepherd, LLC, an Arkansas limited liability company

By: ________________________________
Name:
Title:

Schedule 1

Rent Schedule

2020	$857,756.50
2021	$879,200.41
2022	$901,180.42
2023	$923,709.93
2024	$946,802.68
2025	$970,472.75
2026	$994,734.56
2027	$1,019,602.93
2028	$1,045,093.00
2029	$1,071,220.33
2030	$1,098,000.83
2031	$1,125,450.86
2032	$1,153,587.13
2033	$1,182,426.80
2034	$1,211,987.47
2035	$1,242,287.16
2036	$1,273,344.34

Settlement Agreement

Exhibit C

Arkansas

Date: ___________

Re: Attestation of Information Provided / Assisted Living Facility / Memory Care at Good Shepherd

To Whom it May Concern:

MCA hereby attests that it has completed and provided true and accurate information as set forth in **Attachment A** consenting and agreeing to transfer the operations of Memory Care at Good Shepherd, located at 2501 Aldersgate Rd., Little Rock, AR 72205, to a newly identified operator/licensee, and that it has enclosed the pre-printed envelopes and the pre-printed Fingerprint Card provided by the Division of Provider Services and Quality Assurance ("DPSQA") required to complete the licensing application background check process.

MCA also certifies that the information contained in **Attachment A** will be supplemented with current information if any information becomes outdated prior to the transfer of operations.

Certified by the undersigned as of _______, __, 2019.

____
Name:___________________________
Title:___________________________

Attachment A

Arnall Golden Gregory LLP

ARKANSAS ASSISTED LIVING FACILITY LICENSURE INITIAL INFORMATION REQUEST

	CURRENT OPERATOR REQUESTS
☐	1. Confirm/provide the following for the Facility: • Facility Name ______________________________ • Doing Business As Name ____________________ • Facility address (including county) _____________ • Facility telephone no. _______________________ • Facility fax no. _____________________________ • Facility Mailing address (if different than facility address) __________________ ____ • Total Number of Licensed beds o Total Number of Licensed beds _____ o Total Number of Level I Licensed beds _____ o Total Number of Level II Licensed beds _____
☐	2. **Administrator Information:** Provide the following for the facility Administrator: • Name ___________________________ • Address _________________________ • Telephone number ________________ • Copy of current Administrator Certificate _____
☐	3. **Facility Licenses / Permits:** Provide the following, or mark inapplicable: Medicaid Welcome Letter (if applicable) ____________________________ Food Service Permit (if applicable) _______________________________ Beauty Salon Permit (if applicable) _______________________________ Boiler Room Permit (if applicable) _______________________________ Elevator Permit (if applicable) __________________________________ Use & Occupancy (if applicable) _________________________________ City/County Business Permit (if applicable) _________________________ Controlled Dangerous Substances / DEA (if applicable) _______________ Any and all Certifications and/or Accreditations (if applicable) __________________
☐	**4. Letter of Intent:** Provide a signed letter of intent for the change of operator. See attached template letter for completion/signature. ____________________

*As agency requirements and processes are subject to change, additional information may be requested. If the information contained herein becomes outdated prior to the transfer of operations, it will need to be supplemented with current information.

VIA FEDERAL EXPRESS
Arkansas Department of Human Services
Division of Provider Services and Quality Assurance
P.O. Box 8059 – Mail Slot S408
Little Rock, Arkansas 72203-8059

Re: Consent to Change of Ownership / Assisted Living Facility / Memory Care at Good Shepherd

Dear Sir/Madam:

The purpose of this letter is to confirm we consent and agree to transfer the operations of Memory Care at Good Shepherd, located at 2501 Aldersgate Rd., Little Rock, AR 72205 to a newly identified operator/licensee. The new operator will submit the change of ownership application under separate cover. Thank you for your attention to this matter.

Sincerely,

____
Name: ______________________
Title: _______________________

Date: ____________

Re: Attestation of Information Provided / Adult Day Health Care / Memory Care at Good Shepherd

To Whom it May Concern:

MCA hereby attests that it has completed and provided true and accurate information as set forth in **Attachment A** consenting and agreeing to transfer the operations of Memory Care at Good Shepherd, located at 2501 Aldersgate Rd., Little Rock, AR 72205, to a newly identified operator/licensee, and that it has enclosed the pre-printed envelopes and the pre-printed Fingerprint Card provided by the Division of Provider Services and Quality Assurance ("DPSQA") required to complete the licensing application background check process.

MCA also certifies that the information contained in **Attachment A** will be supplemented with current information if any information becomes outdated prior to the transfer of operations.

Certified by the undersigned as of _______, __, 2019.

____
Name:___________________________
Title:___________________________

Attachment A

Arnall Golden Gregory LLP

ARKANSAS ADULT DAY HEALTH CARE LICENSURE
INITIAL INFORMATION REQUEST

	CURRENT OPERATOR REQUESTS
☐	1. Confirm/provide the following for the Facility: • Facility Name ____________ • Doing Business As Name ____________ • Facility address (including county) ____________ • Facility telephone no. ____________ • Facility fax no. ____________ • Facility Mailing address (if different than facility address) ____________ ____________ • Total Number of Licensed beds o Total Number of adult day health care beds _____
☐	2. **Administrator Information:** Provide the following for the facility Administrator: • Name ____________ • Address ____________ • Telephone number ____________ • Copy of current Administrator Certificate _____
☐	3. **Facility Licenses / Permits:** Provide the following, or mark inapplicable: Medicaid Welcome Letter (if applicable) ____________ Food Service Permit (if applicable) ____________ Beauty Salon Permit (if applicable) ____________ Boiler Room Permit (if applicable) ____________ Elevator Permit (if applicable) ____________ Use & Occupancy (if applicable) ____________ City/County Business Permit (if applicable) ____________ Controlled Dangerous Substances / DEA (if applicable) ____________ Any and all Certifications and/or Accreditations (if applicable) ____________
☐	4. **Letter of Intent:** Provide a signed letter of intent for the change of operator. See attached template letter for completion/signature. ____________

*As agency requirements and processes are subject to change, additional information may be requested. If the information contained herein becomes outdated prior to the transfer of operations, it will need to be supplemented with current information.

VIA FEDERAL EXPRESS
Arkansas Department of Human Services
Division of Provider Services and Quality Assurance
P.O. Box 8059 – Mail Slot S408
Little Rock, Arkansas 72203-8059

Re: Consent to Change of Ownership / Adult Day Health Care / Memory Care at Good Shepherd

Dear Sir/Madam:

The purpose of this letter is to confirm we consent and agree to transfer the operations of Memory Care at Good Shepherd, located at 2501 Aldersgate Rd., Little Rock, AR 72205 to a newly identified operator/licensee. The new operator will submit the change of ownership application under separate cover. Thank you for your attention to this matter.

Sincerely,

____
Name: _____________________
Title: ______________________

Texas

Date: ____________

Re: Attestation of Information Provided / Assisted Living Facility / Memory Care of New Braunfels

To Whom it May Concern:

MCA hereby attests that it has completed and provided true and accurate information as set forth in **Attachment A** consenting and agreeing to transfer the operations of Memory Care of New Braunfels, located at 2022 Texas 46, New Braunfels, TX 78132 to a newly identified operator/licensee. MCA also certifies that the information contained in **Attachment A** will be supplemented with current information if any information becomes outdated prior to the transfer of operations.

Certified by the undersigned as of _____________, ______, 2019.

____
Name:____________________________
Title:____________________________

Attachment A

Arnall Golden Gregory LLP

TEXAS ASSISTED LIVING FACILITY (ALF)
INITIAL REQUEST FOR INFORMATION
CURRENT OPERATOR

CURRENT OPERATOR REQUESTS – Memory Care of New Braunfels	
☐	1. **Form 3725 - Outgoing /Incoming Operator Affidavit:** Complete the attached Form 3725 on behalf of the current operator. This form must be signed/notarized. **See attached Form 3725 for completion/signature.** ________________________
☐	2. **Letter of Intent:** Provide a signed letter of intent for the change of operator. **See attached template letter for completion/signature.** _____________________
☐	3. **Facility Licenses / Permits:** Provide copies of the following, if applicable: • Current state license _______ • Medicaid Welcome Letter (if applicable) _______ • Current facility NPI confirmation (if applicable) _______ • Current Food Service Permit_______ • Current Beauty Salon Permit_______ • Current Boiler Room Permit (if applicable) _______ • Current Elevator Permit (if applicable) _______ • Current Use & Occupancy Permit_______ • Current City/County Business Permit_______ • Current Controlled Dangerous Substances / DEA (if applicable) _______ • Any and all Certifications and/or Accreditations_______ • Pre-Licensure Computer-Based Training Certificate (if completed by facility administrator) _______
☐	4. **Facility Information:** Provide the following information for the facility: • Full legal name ________________________________ • Physical address (including city, county, state and 9-digit zip code) ______________ • Phone number, Fax number, Email address ____________________________ • Facility Identification (ID) number ______________ • Mailing address (if different than Physical address) _____________________ • Confirm the type of facility: ______________ ☐ Assisted Living (Type A): ☐Small (16 or less) ☐Large (17 or more) ☐ Assisted Living (Type B): ☐Small (16 or less) ☐Large (17 or more) • A **Type A facility** cares for residents who do not require routine attendance during sleeping hours and are capable of following directions in an emergency. ______________ • A **Type B facility** is for residents who require staff assistance to evacuate, are not capable of following directions in an emergency and require nighttime

13638048v1

TEXAS ASSISTED LIVING FACILITY (ALF)
INITIAL REQUEST FOR INFORMATION
CURRENT OPERATOR

	CURRENT OPERATOR REQUESTS – Memory Care of New Braunfels
	attendance. ____________________
☐	5. **Licensed Beds:** Provide the number of Licensed beds: _____________
☐	6. **Facility Administrator:** Provide the following information for the Facility Administrator/Manager/Director: • Full Name ____ • Social Security number ______________________________ • Driver's License number/issuing state ____________________
☐	7. **Fire Marshal Inspection:** Provide a copy of most recent facility inspection by local fire marshal/local fire authority. __________________________ Note, fire marshal inspection must be deficiency free and must have taken place within previous 11 months. If unavailable, please make arrangements for an updated inspection.
☐	8. **Life Safety Code:** Provide a copy of most recently facility inspection for life safety codes. __________________________
☐	9. **Local Health Authority**: Identify the local health authority associated with the facility. __________________________
☐	10. **Alzheimer's Designation:** Confirm whether the facility currently holds designation as an Alzheimer's Assisted Living Facility. If yes, provide a completed copy of the facility's current Alzheimer's Program Disclosure Statement. **Current Alzheimer's Program Disclosure form attached.** _________________________

*As agency requirements and processes are subject to change, additional information may be requested. If the information contained herein becomes outdated prior to the transfer of operations, it will need to be supplemented with current information.

Texas Health and Human Services

Form 3725
September 2006

Licensure Change of Ownership Affidavit

All operational functions of ______________________________, ____________________
Facility Name (as shown on existing license) Facility ID No. (on existing license)

☐ **were transferred on:** ____________________ ☐ **will transfer on:** ____________________

Transfer Date	Date of Official HHSC Recognition (HHSC Use Only)

From (Outgoing Owner):

Name of Outgoing Owner (as it appears on existing license)		
Name – Authorized Representative (Print or Type)	Signature – Authorized Representative	Date

To (Incoming Owner):

Name of Incoming Owner (as it appears on the Texas Secretary of State Certification of Formation)		
Facility Name (DBA, as it appears on the Texas Secretary of State Assumed Name Certificate)		
Name – Authorized Representative (Print or Type)	Signature – Authorized Representative	Date

Affirmation – Outgoing Owner

Before me, the undersigned authority, on this day personally appeared ______________________________, known to me to be the person(s) whose name(s) is(are) subscribed to the foregoing instrument and who being duly sworn by me, state(s) that the above and foregoing information supplied in this instrument is complete, true and correct.

Subscribed and sworn before me, ______________________________, a notary public for this state on the ____________ day of ____________________, 20________.

(Notary Seal)

____
Notary Public

Affirmation – Incoming Owner

Before me, the undersigned authority, on this day personally appeared ______________________________, known to me to be the person(s) whose name(s) is(are) subscribed to the foregoing instrument and who being duly sworn by me, state(s) that the above and foregoing information supplied in this instrument is complete, true and correct.

Subscribed and sworn before me, ______________________________, a notary public for this state on the ____________ day of ____________________, 20________.

(Notary Seal)

____
Notary Public

After the form is completed and notarized, mail the original and one copy to:

Texas Health and Human Services Commission
Regulatory Services (E-342)
P. O. Box 149030
Austin, TX 78714-9030

OR
(Overnight)

Texas Health and Human Services Commission
Regulatory Services (E-342)
701 W. 51st Street
Austin, TX 78751

VIA FEDERAL EXPRESS

Texas Health and Human Services Commission
Regulatory Services (E-342)
Attn: Long Term Care Facilities
701 W. 51st Street
Austin, TX 78751

Re: Consent to Change of Ownership / Assisted Living Facility / Memory Care of New Braunfels

Dear Sir/Madam:

The purpose of this letter is to confirm we consent and agree to transfer the operations of Memory Care of New Braunfels, located at 2022 Texas 46, New Braunfels, TX 78132 to a newly identified operator/licensee. The new operator will submit the change of ownership application under separate cover. Thank you for your attention to this matter.

Sincerely,

____
Name:__________________________
Title:___________________________

Alzheimer's Assisted Living Disclosure Statement

Instructions to the Facility

1. Complete the Disclosure Statement according to the care and services that your facility provides. You may not amend the statement, but you may attach an addendum to expand on your answers.
2. Provide copies of this Disclosure Statement to anyone who requests information on Alzheimer's or related dementia care in your facility.

Facility Name	Facility ID No.	Telephone No
Address		
Manager		Date Disclosure Statement Completed
Completed By:	Title	
Completed By:	Title	
Completed By:	Title	

The items checked apply to this facility:

☐ Free-standing Alzheimer's/dementia facility ☐ Has a specialized unit for residents with Alzheimer's/dementia ☐ Has a specialized secured unit for residents with Alzheimer's/dementia

What is the purpose of this disclosure statement?

The Disclosure Statement lets the facility describe the services it provides and how these services target the special needs of residents with dementia. Although the information categories are standardized, the information reported is facility-specific. This format gives families and other interested persons consistent categories of information from which they can compare facilities and services. This Disclosure Statement is not intended to take the place of visiting the facility, talking with other residents' family members, or meeting one-on-one with facility staff. Rather, this Statement is additional information with which families can make more informed decisions about care.

Do all assisted living facilities (ALFs) provide a Disclosure Statement?

Regulations require that the Disclosure Statement is provided by all assisted living facilities that advertise, market, or otherwise promote that they provide specialized services to residents with Alzheimer's disease or related disorders.

In This Document:

1. All questions relate to the specialized dementia care that the individual facility provides.
2. The use of the word "resident" refers to residents with Alzheimer's disease or related disorders.

To obtain information about assisted living facilities in Texas or to register complaints, contact:

Texas Health and Human Services Commission at 1-800-458-9858

I. Pre-admission Process

A. Indicate services which are not offered by your facility:

- ☐ Assistance in transferring to and from a wheelchair
- ☐ Bladder incontinence care
- ☐ Bowel Incontinence care
- ☐ Medication injections
- ☐ Feeding residents
- ☐ Intravenous (IV) therapy
- ☐ Oxygen administration
- ☐ Special diets
- ☐ Behavior management for verbal aggression
- ☐ Behavior management for physical aggression
- ☐ Other: ____________________

B. What is involved in the pre-admission process?

- ☐ Visit to facility
- ☐ Application
- ☐ Medical records assessment
- ☐ Home assessment
- ☐ Family interview
- ☐ Other: ____________________

C. What services and/or amenities are included in the base rate:

- ☐ **Meals** (_____ per day.)
- ☐ **Housekeeping** (_____ days per week.)
- ☐ **Activities program**
- ☐ **Incontinence care**
- ☐ **Temporary use of wheelchair/walker**
- ☐ **Barber/beauty shop**
- ☐ **Transportation (specify):** _____
- ☐ Other: _____
- ☐ **Special diet**
- ☐ **Personal laundry**
- ☐ **Select menus**
- ☐ **Licensed nurse** (_____ hours per day.)
- ☐ **Injections**

D. What additional services can be purchased?

- ☐ **Beauty/barber services**
- ☐ **Incontinence care**
- ☐ **Incontinence products**
- ☐ **Injections**
- ☐ **Other:** _____
- ☐ **Minor nursing services provided by facility staff**
- ☐ **Transportation to doctor visits**
- ☐ **Companion**
- ☐ **Home health services**

E. Do you charge more for different levels of care? ☐ Yes ☐ No

II. Admission Process

A. Is there a deposit in addition to rent? ☐ Yes ☐ No

If yes, is it refundable? ☐ Yes ☐ No

If yes, when? _____

B. Do you have a refund policy if the resident does not remain for the entire prepaid period? ☐ Yes ☐ No

If yes, explain? _____

C. What is the admission process for new residents?

☐ **Doctors' orders** ☐ **Residency agreement** ☐ **History and physical** ☐ **Deposit/payment**
☐ **Other:** _____

D. Is there a trial period for new residents? ☐ Yes ☐ No

If yes, how long? _____

E. Do you have an orientation program for families? ☐ Yes ☐ No

III. Discharge/Transfer

A. What would cause temporary transfer from specialized care?

☐ **Medical condition requiring 24 hour nursing care** ☐ **Unacceptable physical or verbal behavior** ☐ **Drug stabilization**

B. The need for the following services could cause permanent discharge from specialized care:

- ☐ **Medical care requiring 24 hour nursing care**
- ☐ **Assistance in transferring to and from wheelchair**
- ☐ **Behavior management for verbal aggression**
- ☐ **Behavior management for physical aggression**
- ☐ **Other:** _____
- ☐ **Sitters**
- ☐ **Bowel incontinence care**
- ☐ **Bladder incontinence care**
- ☐ **Intravenous (IV) therapy**
- ☐ **Medication injections**
- ☐ **Feeding by staff**
- ☐ **Oxygen administration**
- ☐ **Special diets**

C. Who would make this discharge decision?

- ☐ Facility manager
- ☐ Other: _____

D. Do families have input into these discharge decisions? ☐ Yes ☐ No

E. Do you assist families in making discharge plans? ☐ Yes ☐ No

IV. Planning and Implementation of Care (check all that apply)

A. Who is involved in the service plan process?

☐ **Administrator** ☐ **Attendants** ☐ **Activity director** ☐ **Family members**
☐ **Licensed Nurses** ☐ **Social Worker** ☐ **Dietary** ☐ **Physician**

B. How often is the resident service plan assessed?

☐ **Monthly** ☐ **Quarterly** ☐ **Annually** ☐ **As Needed**
☐ **Other:** ____________________

C. What types of programs are scheduled?

☐ **Music program** ☐ **Arts program** ☐ **Crafts** ☐ **Exercise** ☐ **Cooking**
☐ **Other:** ____________________

D. How many hours of structured activities are scheduled per day?

☐ **1–2 Hours** ☐ **2–4 Hours** ☐ **4–6 Hours** ☐ **6–8 Hours** ☐ **8+ Hours**

E. Are residents taken off the premises? .... ☐ **Yes** ☐ **No**

F. What specific techniques do you use to address physical and verbal aggressiveness?

☐ **PRN medications (as needed)** ☐ **Physician-ordered restraints** ☐ **Redirection** ☐ **Isolation**
☐ Other: ____________________

G. What techniques do you use to address wandering?

☐ **Outdoor access** ☐ **Electro-magnetic locking system** ☐ **Wander Guard (or similar system)**
☐ Other: ____________________

H. What restraint alternatives do you use?

I. Who assists/administers medications?

☐ **RN** ☐ **LVN** ☐ **Medication aide** ☐ **Attendant**
☐ **Other:** ____________________

V. Aging in Place

Rules

An inappropriately placed resident is a resident who was appropriate when admitted to the ALF, but whose condition has changed. All residents must be appropriate for the ALF licensure type when admitted to the facility. After admission, if the resident's condition changes, the resident may no longer be appropriate for the facility's license. An ALF is not required to keep a resident who is no longer appropriate for the facility's license.

An inappropriately placed resident may be identified by the ALF or by HHSC.

There are two situations which a resident may be determined to be inappropriate:

- Resident experiences a change in condition, needs additional services and meets evacuation criteria.
- Resident experiences a change in condition and does not meet evacuation criteria.

A. What are the ALF's policies and procedures for aging in place?

☐ **Resident experiences a change in condition and meets evacuation criteria. Documentation submitted to HHSC.**
☐ **Resident experiences a change in condition and does not meet evacuation criteria. Waiver request submitted to HHSC.**
☐ **No documentation submitted to HHSC. Resident is discharged.**

An ALF is not required to keep a resident who is no longer appropriate for the facility's license. A facility will determine its ability to accommodate a resident and decide if it will apply for a waiver request on a case by case basis. Rules about inappropriately placed residents may be found in the Licensing Standards for Assisted Living Facilities at 40 Texas Administrative Code Chapter 92 Subchapter 92.41(f). The following link will direct you to the Licensing Standards for Assisted Living Facilities:

http://hhs.texas.gov/laws-regulations/handbooks

VI. Change in Condition Issues

What special provisions do you allow aging in place?

☐ **Sitters** ☐ **Additional services agreements** ☐ **Hospice** ☐ **Home health** -If so, is it affiliated with your facility? ☐ **Yes** ☐ **No**
☐ Other: ______

VII. Staff Training on Dementia Care

A. What training do new employees get before working in dementia care?

☐ **Orientation:** ___ **hours** ☐ **Review of resident service plan** ☐ **On-the-job training with another employee:** ___ hours
☐ Other: ______

B. How much ongoing training is provided and how often? (Example: 30 minutes monthly): ______

C. Who gives the training and what are their qualifications?

D. What type of training do volunteers receive?

☐ **Orientation:** ___ **hours** ☐ **On-the-job training**
☐ **Other:** ______

E. In what type of activities are volunteers engaged?

☐ **Activities** ☐ **Meals** ☐ **Religious services** ☐ **Entertainment** ☐ **Visitation**
☐ **Other:** ______

F. **List volunteer groups involved with the family?**

______ ______ ______
______ ______ ______

VIII. Physical Environment

A. What safety features are provided in your building?

☐ **Emergency pull cords**
☐ **Magnetic locks**
☐ **Locked doors on emergency exits**
☐ **Opening windows restricted**
☐ **Sprinkler system**
☐ **Fire alarm system**
☐ **Wander Guard or similar system**
☐ **Built according to NFPA Life Safety Code, Chapters 18/19, Health Care**
☐ **Built according to NFPA Life Safety Code, Chapters 32/33, Board and Care**
☐ **Other:** ______

B. What special features are provided in your building?

☐ **Wandering paths** ☐ **Rummaging area**
☐ **Other:** ______

C. What is your policy on the use of outdoor space?

☐ **Supervised access** ☐ **Free daytime access (weather permitting)**

IX. Staffing

A. What are the qualifications of the person in charge of dementia care?

B. What is the daytime staffing ratio of direct care staff? ______

C. What is the daytime staffing ratio of licensed staff? ______

NOTE: Please attach additional comments on staffing policy, if desired.

Date: ____________

Re: Attestation of Information Provided / Assisted Living Facility / Memory Care of Westover Hills

To Whom it May Concern:

MCA hereby attests that it has completed and provided true and accurate information as laid forth in **Attachment A** consenting and agreeing to transfer the operations of Memory Care of Westover Hills, located at 10910 Town Center Drive, San Antonio, TX 78251 to a newly identified operator/licensee. MCA also certifies that the information contained in **Attachment A** will be supplemented with current information if any information becomes outdated prior to the transfer of operations.

Certified by the undersigned as of ______________, ______, 2019.

____

Name:__________________________

Title:__________________________

Attachment A

Arnall Golden Gregory LLP

TEXAS ASSISTED LIVING FACILITY (ALF)
INITIAL REQUEST FOR INFORMATION
CURRENT OPERATOR

CURRENT OPERATOR REQUESTS – Memory Care of Westover Hills	
☐	1. **Form 3725 - Outgoing /Incoming Operator Affidavit:** Complete the attached Form 3725 on behalf of the current operator. This form must be signed/notarized. **See attached Form 3725 for completion/signature.** ________________________
☐	2. **Letter of Intent:** Provide a signed letter of intent for the change of operator. **See attached template letter for completion/signature.** ____________________
☐	3. **Facility Licenses / Permits:** Provide copies of the following, if applicable: • Current state license _______ • Medicaid Welcome Letter (if applicable) _______ • Current facility NPI confirmation (if applicable) _______ • Current Food Service Permit_______ • Current Beauty Salon Permit_______ • Current Boiler Room Permit (if applicable) _______ • Current Elevator Permit (if applicable) _______ • Current Use & Occupancy Permit_______ • Current City/County Business Permit_______ • Current Controlled Dangerous Substances / DEA (if applicable) _______ • Any and all Certifications and/or Accreditations_______ • Pre-Licensure Computer-Based Training Certificate (if completed by facility administrator) _______
☐	4. **Facility Information:** Provide the following information for the facility: • Full legal name ________________________________ • Physical address (including city, county, state and 9-digit zip code) ______________ • Phone number, Fax number, Email address ____________________________ • Facility Identification (ID) number ______________ • Mailing address (if different than Physical address) _____________________ • Confirm the type of facility: ______________ ☐ Assisted Living (Type A): ☐Small (16 or less) ☐Large (17 or more) ☐ Assisted Living (Type B): ☐Small (16 or less) ☐Large (17 or more) • A **Type A facility** cares for residents who do not require routine attendance during sleeping hours and are capable of following directions in an emergency. ______________ • A **Type B facility** is for residents who require staff assistance to evacuate, are not capable of following directions in an emergency and require nighttime

Arnall Golden Gregory LLP

TEXTAS ASSISTED LIVING FACILITY (ALF)
INITIAL REQUEST FOR INFORMATION
CURRENT OPERATOR

CURRENT OPERATOR REQUESTS – Memory Care of Westover Hills	
	attendance. ____________________
☐	5. **Licensed Beds:** Provide the number of Licensed beds: _____________
☐	6. **Facility Administrator:** Provide the following information for the Facility Administrator/Manager/Director: • Full Name ____ • Social Security number ______________________________ • Driver's License number/issuing state ____________________
☐	7. **Fire Marshal Inspection:** Provide a copy of most recent facility inspection by local fire marshal/local fire authority. ___________________________ Note, fire marshal inspection must be deficiency free and must have taken place within previous 11 months. If unavailable, please make arrangements for an updated inspection.
☐	8. **Life Safety Code:** Provide a copy of most recently facility inspection for life safety codes. ___________________________
☐	9. **Local Health Authority**: Identify the local health authority associated with the facility. ___________________________
☐	10. **Alzheimer's Designation:** Confirm whether the facility currently holds designation as an Alzheimer's Assisted Living Facility. If yes, provide a completed copy of the facility's current Alzheimer's Program Disclosure Statement. **Current Alzheimer's Program Disclosure form attached.** __________________________

*As agency requirements and processes are subject to change, additional information may be requested. If the information contained herein becomes outdated prior to the transfer of operations, it will need to be supplemented with current information.

TEXAS Health and Human Services

Form 3725
September 2006

Licensure Change of Ownership Affidavit

All operational functions of ____, ____________________
Facility Name (as shown on existing license) — Facility ID No. (on existing license)

☐ **were transferred on:** ________________ ☐ **will transfer on:** ________________

Transfer Date	Date of Official HHSC Recognition (HHSC Use Only)

From (Outgoing Owner):

Name of Outgoing Owner (as it appears on existing license)		
Name – Authorized Representative (Print or Type)	Signature – Authorized Representative	Date

To (Incoming Owner):

Name of Incoming Owner (as it appears on the Texas Secretary of State Certification of Formation)		
Facility Name (DBA, as it appears on the Texas Secretary of State Assumed Name Certificate)		
Name – Authorized Representative (Print or Type)	Signature – Authorized Representative	Date

Affirmation – Outgoing Owner

Before me, the undersigned authority, on this day personally appeared______________________________, known to me to be the person(s) whose name(s) is(are) subscribed to the foregoing instrument and who being duly sworn by me, state(s) that the above and foregoing information supplied in this instrument is complete, true and correct.

Subscribed and sworn before me,______________________________, a notary public for this state on the______________day of____________________, 20_______.

(Notary Seal)

____
Notary Public

Affirmation – Incoming Owner

Before me, the undersigned authority, on this day personally appeared______________________________, known to me to be the person(s) whose name(s) is(are) subscribed to the foregoing instrument and who being duly sworn by me, state(s) that the above and foregoing information supplied in this instrument is complete, true and correct.

Subscribed and sworn before me,______________________________, a notary public for this state on the______________day of____________________, 20_______.

(Notary Seal)

____
Notary Public

After the form is completed and notarized, mail the original and one copy to:

Texas Health and Human Services Commission
Regulatory Services (E-342)
P. O. Box 149030
Austin, TX 78714-9030

OR
(Overnight)

Texas Health and Human Services Commission
Regulatory Services (E-342)
701 W. 51st Street
Austin, TX 78751

VIA FEDERAL EXPRESS

Texas Health and Human Services Commission
Regulatory Services (E-342)
Attn: Long Term Care Facilities
701 W. 51st Street
Austin, TX 78751

Re: Consent to Change of Ownership / Assisted Living Facility / Memory Care of Westover Hills

Dear Sir/Madam:

The purpose of this letter is to confirm we consent and agree to transfer the operations of Memory Care of Westover Hills, located at 10910 Town Center Drive, San Antonio, TX 78251 to a newly identified operator/licensee. The new operator will submit the change of ownership application under separate cover. Thank you for your attention to this matter.

Sincerely,

____
Name:__________________________
Title:___________________________

TEXAS Health and Human Services

Alzheimer's Assisted Living
Disclosure Statement

Instructions to the Facility

1. Complete the Disclosure Statement according to the care and services that your facility provides. You may not amend the statement, but you may attach an addendum to expand on your answers.
2. Provide copies of this Disclosure Statement to anyone who requests information on Alzheimer's or related dementia care in your facility.

Facility Name	Facility ID No.	Telephone No
Address		
Manager		Date Disclosure Statement Completed
Completed By	Title	
Completed By:	Title	
Completed By:	Title	

The items checked apply to this facility:

- ☐ **Free-standing Alzheimer's/dementia facility**
- ☐ **Has a specialized unit for residents with Alzheimer's/dementia**
- ☐ **Has a specialized secured unit for residents with Alzheimer's/dementia**

What is the purpose of this disclosure statement?

The Disclosure Statement lets the facility describe the services it provides and how these services target the special needs of residents with dementia. Although the information categories are standardized, the information reported is facility-specific. This format gives families and other interested persons consistent categories of information from which they can compare facilities and services. This Disclosure Statement is not intended to take the place of visiting the facility, talking with other residents' family members, or meeting one-on-one with facility staff. Rather, this Statement is additional information with which families can make more informed decisions about care.

Do all assisted living facilities (ALFs) provide a Disclosure Statement?

Regulations require that the Disclosure Statement is provided by all assisted living facilities that advertise, market, or otherwise promote that they provide specialized services to residents with Alzheimer's disease or related disorders.

In This Document:

1. All questions relate to the specialized dementia care that the individual facility provides.
2. The use of the word "resident" refers to residents with Alzheimer's disease or related disorders.

To obtain information about assisted living facilities in Texas or to register complaints, contact
Texas Health and Human Services Commission at 1-800-458-9858

I. Pre-admission Process

A. Indicate services which are not offered by your facility:

- ☐ **Assistance in transferring to and from a wheelchair**
- ☐ **Bladder incontinence care**
- ☐ **Bowel incontinence care**
- ☐ **Medication injections**
- ☐ **Feeding residents**
- ☐ **Other:** ____________
- ☐ **Intravenous (IV) therapy**
- ☐ **Oxygen administration**
- ☐ **Special diets**
- ☐ **Behavior management for verbal aggression**
- ☐ **Behavior management for physical aggression**

B. What is involved in the pre-admission process?

- ☐ **Visit to facility**
- ☐ **Application**
- ☐ **Medical records assessment**
- ☐ **Other:** ____________
- ☐ **Home assessment**
- ☐ **Family interview**

C. What services and/or amenities are included in the base rate:

- ☐ Meals (_____ per day.)
- ☐ Housekeeping (_____ days per week.)
- ☐ Activities program
- ☐ Incontinence care
- ☐ Temporary use of wheelchair/walker
- ☐ Barber/beauty shop
- ☐ Transportation (specify): ____________
- ☐ Other: ____________
- ☐ Special diet
- ☐ Personal laundry
- ☐ Select menus
- ☐ Licensed nurse (_____ hours per day.)
- ☐ Injections

D. What additional services can be purchased?

- ☐ Beauty/barber services
- ☐ Incontinence care
- ☐ Incontinence products
- ☐ Injections
- ☐ Other: ____________
- ☐ Minor nursing services provided by facility staff
- ☐ Transportation to doctor visits
- ☐ Companion
- ☐ Home health services

E. Do you charge more for different levels of care? ☐ Yes ☐ No

II. Admission Process

A. Is there a deposit in addition to rent? ☐ Yes ☐ No

If yes, is it refundable? ☐ Yes ☐ No

If yes, when? ____________

B. Do you have a refund policy if the resident does not remain for the entire prepaid period? ☐ Yes ☐ No

If yes, explain? ____________

C. What is the admission process for new residents?

- ☐ Doctors' orders
- ☐ Residency agreement
- ☐ History and physical
- ☐ Deposit/payment
- ☐ Other: ____________

D. Is there a trial period for new residents? ☐ Yes ☐ No

If yes, how long? ____________

E. Do you have an orientation program for families? ☐ Yes ☐ No

III. Discharge/Transfer

A. What would cause temporary transfer from specialized care?

- ☐ Medical condition requiring 24 hour nursing care
- ☐ Unacceptable physical or verbal behavior
- ☐ Drug stabilization

B. The need for the following services could cause permanent discharge from specialized care:

- ☐ Medical care requiring 24 hour nursing care
- ☐ Assistance in transferring to and from wheelchair
- ☐ Behavior management for verbal aggression
- ☐ Behavior management for physical aggression
- ☐ Other: ____________
- ☐ Sitters
- ☐ Bowel incontinence care
- ☐ Bladder incontinence care
- ☐ Intravenous (IV) therapy
- ☐ Medication Injections
- ☐ Feeding by staff
- ☐ Oxygen administration
- ☐ Special diets

C. Who would make this discharge decision?

- ☐ Facility manager
- ☐ Other: ____________

D. Do families have input into these discharge decisions? ☐ Yes ☐ No

E. Do you assist families in making discharge plans? ☐ Yes ☐ No

IV. Planning and Implementation of Care (check all that apply)

A. Who is involved in the service plan process?

☐ **Administrator** ☐ **Attendants** ☐ **Activity director** ☐ **Family members**
☐ **Licensed Nurses** ☐ **Social Worker** ☐ **Dietary** ☐ **Physician**

B. How often is the resident service plan assessed?

☐ **Monthly** ☐ **Quarterly** ☐ **Annually** ☐ **As Needed**
☐ **Other:** ______

C. What types of programs are scheduled?

☐ **Music program** ☐ **Arts program** ☐ **Crafts** ☐ **Exercise** ☐ **Cooking**
☐ **Other:** ______

D. How many hours of structured activities are scheduled per day?

☐ **1–2 Hours** ☐ **2–4 Hours** ☐ **4–6 Hours** ☐ **6–8 Hours** ☐ **8+ Hours**

E. Are residents taken off the premises? .... ☐ **Yes** ☐ **No**

F. What specific techniques do you use to address physical and verbal aggressiveness?

☐ **PRN medications (as needed)** ☐ **Physician-ordered restraints** ☐ **Redirection** ☐ **Isolation**
☐ **Other:** ______

G. What techniques do you use to address wandering?

☐ **Outdoor access** ☐ **Electro-magnetic locking system** ☐ **Wander Guard (or similar system)**
☐ **Other:** ______

H. What restraint alternatives do you use?

______

I. Who assists/administers medications?

☐ **RN** ☐ **LVN** ☐ **Medication aide** ☐ **Attendant**
☐ **Other:** ______

V. Aging in Place

Rules

An inappropriately placed resident is a resident who was appropriate when admitted to the ALF, but whose condition has changed. All residents must be appropriate for the ALF licensure type when admitted to the facility. After admission, if the resident's condition changes, the resident may no longer be appropriate for the facility's license. An ALF is not required to keep a resident who is no longer appropriate for the facility's license.

An inappropriately placed resident may be identified by the ALF or by HHSC.

There are two situations which a resident may be determined to be inappropriate:

- Resident experiences a change in condition, needs additional services and meets evacuation criteria.
- Resident experiences a change in condition and does not meet evacuation criteria.

A. What are the ALF's policies and procedures for aging in place?

☐ **Resident experiences a change in condition and meets evacuation criteria. Documentation submitted to HHSC.**
☐ **Resident experiences a change in condition and does not meet evacuation criteria. Waiver request submitted to HHSC.**
☐ **No documentation submitted to HHSC. Resident is discharged.**

An ALF is not required to keep a resident who is no longer appropriate for the facility's license. A facility will determine its ability to accommodate a resident and decide if it will apply for a waiver request on a case by case basis. Rules about inappropriately placed residents may be found in the Licensing Standards for Assisted Living Facilities at 40 Texas Administrative Code Chapter 92 Subchapter 92.41(f). The following link will direct you to the Licensing Standards for Assisted Living Facilities:

http://hhs.texas.gov/laws-regulations/handbooks

VI. Change in Condition Issues

What special provisions do you allow aging in place?

☐ **Sitters** ☐ **Additional services agreements** ☐ **Hospice** ☐ **Home health** -If so, is it affiliated with your facility? ☐ **Yes** ☐ **No**
☐ Other: ______

VII. Staff Training on Dementia Care

A. What training do new employees get before working in dementia care?

☐ **Orientation:** ___ **hours** ☐ **Review of resident service plan** ☐ **On–the–job training with another employee:** ___ **hours**
☐ Other: ______

B. How much ongoing training is provided and how often? (Example: 30 minutes monthly): ______

C. Who gives the training and what are their qualifications?

D. What type of training do volunteers receive?

☐ **Orientation:** ___ **hours** ☐ **On–the–job training**
☐ **Other:** ______

E. In what type of activities are volunteers engaged?

☐ **Activities** ☐ **Meals** ☐ **Religious services** ☐ **Entertainment** ☐ **Visitation**
☐ **Other:** ______

F. **List volunteer groups involved with the family?**

______ ______ ______
______ ______ ______

VIII. Physical Environment

A. What safety features are provided in your building?

☐ **Emergency pull cords**
☐ **Magnetic locks**
☐ **Locked doors on emergency exits**
☐ **Opening windows restricted**
☐ **Sprinkler system**
☐ **Fire alarm system**
☐ **Wander Guard or similar system**
☐ **Built according to NFPA Life Safety Code, Chapters 18/19, Health Care**
☐ **Built according to NFPA Life Safety Code, Chapters 32/33, Board and Care**
☐ **Other:** ______

B. What special features are provided in your building?

☐ **Wandering paths** ☐ **Rummaging area**
☐ **Other:** ______

C. What is your policy on the use of outdoor space?

☐ **Supervised access** ☐ **Free daytime access (weather permitting)**

IX. Staffing

A. What are the qualifications of the person in charge of dementia care?

B. What is the daytime staffing ratio of direct care staff? .... ______

C. What is the daytime staffing ratio of licensed staff? .... ______

NOTE: Please attach additional comments on staffing policy, if desired.

Settlement Agreement

Exhibit D

STATE OF INDIANA	)	IN THE MARION SUPERIOR COURT
	) SS:	CIVIL DIVISION 2
COUNTY OF MARION	)	CAUSE NO. 49D02-1906-PL-022901

INVESQUE HOLDINGS, LP, MHI-MC NEW BRAUNFELS, LP, MHI-MC SAN ANTONIO, LP, and MHI LITTLE ROCK, LP	)
Plaintiffs,	)
v.	)
TRIDENT HEALTHCARE PROPERTIES, I, L.P., STEVE PERSON, JAMES WALESA, and B.J. PARRISH,	)
Defendants.	)

FINAL AGREED JUDGMENT ENTRY

Having considered the record in this matter and pursuant to an agreement between the parties that is acknowledged, in part, by the signatures of counsel below, the Court hereby enters JUDGMENT in favor of PLAINTIFFS on all counts in the amount of $3,328,105.65 against all Defendants, jointly and severally.

SO ORDERED this ___ day of _________, 20__.

____

JUDGE TIMOTHY OAKES

CONSENTED TO BY:

ON BEHALF OF PLAINTIFFS:

____
Anthony J. Hornbach (27883-15)
THOMPSON HINE LLP
312 Walnut Street, Suite 1400
Cincinnati, Ohio 45202
Telephone: (513) 352-6721
Facsimile: (513) 241-4771
Tony.Hornbach@ThompsonHine.com

Attorney for Invesque Holdings, LP, MHI-MC New Braunfels, LP, MHI-MC San Antonio, LP and MHI Little Rock

ON BEHALF OF DEFENDANTS:

____
Stephen E. Reynolds (28032-49)
ICE MILLER LLP
One American Square Suite 2900
Indianapolis, Indiana 46282
Telephone: (317) 236-2391
Facsimile: (317) 592-4736
Stephen.Reynolds@IceMiller.com

Attorney for Defendants Trident Healthcare Properties I, L.P., Steve Person, James Walesa, and B.J. Parrish

EXHIBIT E

FORM OF AMENDED AND RESTATED GUARANTY

AMENDED, RESTATED AND CONSOLIDATED GUARANTY AGREEMENT

Effective as of __________, 2019, the undersigned (each a "Guarantor" and collectively, the "Guarantors"), do hereby, jointly, severally and unconditionally guarantee to Invesque Holdings, LP, a Delaware limited partnership ("Invesque"), MHI-MC New Braunfels, LP, a Delaware limited partnership ("New Braunfels"), MHI-MC San Antonio, LP, a Delaware limited partnership ("San Antonio"), and MHI Little Rock, LP, a Delaware limited partnership ("Little Rock"; together with Invesque, New Braunfels and San Antonio, together with their respective successors and assigns, the "Landlord Parties"), (i) the full and prompt payment when due, whether by acceleration or otherwise, with such interest as may accrue thereon, either before or after maturity thereof, the then outstanding amount of that certain Second Amended and Restated Promissory Note, dated as of the date hereof (the "Note"), from Memory Care America LLC, a Tennessee limited liability company ("MCA"), MCA Mainstreet Tenant LLC, a Tennessee limited liability company ("MCA Mainstreet"), MCA Westover Hills Operating Company, LLC, a Tennessee limited liability company ("MCA Westover Operating"), MCA Management Company, Inc. ("MCA Management"), a Tennessee corporation, MCA New Braunfels Operating Company, LLC, a Tennessee limited liability company ("MCA New Braunfels"), MCA Westover Hills, LLC, a Delaware limited liability company ("MCA Westover"), and Memory Care at Good Shepherd, LLC, an Arkansas limited liability company ("MCA Good Shepherd"; together with MCA, MCA Mainstreet, MCA Westover Operating, MCA Management, MCA New Braunfels, and MCA Westover, the "Debtors"), to the Landlord Parties in the aggregate principal amount of $3,328,105.65 (together with any renewals, modifications, consolidations and extensions thereof, the "Note"), (ii) the full and prompt payment and performance of any and all obligations of MCA Mainstreet under that certain Lease Agreement with San Antonio dated on or about December 16, 2016, as amended by that certain First Amendment to Lease Agreement dated June 29, 2018 and that certain Second Amendment to Lease Agreement dated as of the date hereof (as amended from time to time, the "San Antonio Lease"), (iii) the full and prompt payment and performance of any and all obligations of MCA Mainstreet under that certain Lease Agreement with New Braunfels dated on or about December 16, 2016, as amended by that certain First Amendment to Lease Agreement dated June 29, 2018 and that certain Second Amendment to Lease Agreement dated as of the date hereof (as amended from time to time, the "New Braunfels Lease"), (iv) the full and prompt payment and performance of any and all obligations of MCA Mainstreet under that certain Lease Agreement with Little Rock dated on or about December 16, 2016, as amended by that certain First Amendment to Lease Agreement dated June 29, 2018 and that certain Second Amendment to Lease Agreement dated as of the date hereof (as amended from time to time, the "Little Rock Lease"; together with the San Antonio Lease and the New Braunfels Lease, the "Leases"), (v) the full and prompt payment and performance of any and all obligations of the Debtors and the Guarantors under that certain Settlement Agreement with the Landlord Parties, dated as of [________] (the "Settlement Agreement") and (vi) all actual loss, damages, costs and expenses that may arise in connection with the foregoing clauses (i)-(v), including, without limitation, all reasonable attorneys' fees, court costs, accounting fees, investigation costs and other disbursements incurred by the Landlord Parties (the foregoing obligations set forth in the foregoing clauses (i) and (vi), collectively, the "Guaranteed Obligations").

Notwithstanding the foregoing or anything to the contrary set forth herein, B.J. Parrish, an individual, shall not be liable for any of the Debtors' prospective obligations under the Leases.

This Amended, Restated and Consolidated Guaranty Agreement (this "Guaranty") is an absolute and unconditional guaranty of the full and punctual payment and performance by Debtors of the Guaranteed Obligations, and not of collectability only, and is in no way conditioned upon any

requirement that any Landlord Party first attempt to collect any of such obligations from any Debtor or any other party or resort to any security or other means of obtaining payment or performance or upon any other contingency whatsoever.

Each Guarantor hereby irrevocably waives presentment, demand and protest, notice of acceptance hereof, notice of any action taken or omitted by any Landlord Party in reliance hereon and any requirement that the Landlord Parties be diligent or prompt in making demands hereunder, giving notice of any default by any Debtor or asserting any other right of the Landlord Parties hereunder.

The Landlord Parties shall be at liberty, without giving notice to or obtaining the consent of any Guarantor and without relieving any Guarantor of any liability hereunder, to deal with Debtors and with each other party who now is or after the date hereof becomes liable in any manner for the Guaranteed Obligations, in such manner as the Landlord Parties in their sole discretion deem fit, and to this end each Guarantor gives the Landlord Parties full authority in their sole discretion to do any or all of the following: (a) extend credit, make loans and afford other financial accommodations to Debtors at such times, in such amounts and on such terms as the Landlord Parties may approve; (b) vary the terms and grant extensions or renewals of the Guaranteed Obligations; (c) grant time, waivers or other indulgences in respect thereto; (d) vary, exchange, release or discharge, wholly or partially, or delay in or abstain from perfecting, maintaining the perfection of, or enforcing any security or guaranty or other means of obtaining payment of any such obligation; (e) accept partial payments from Debtors or any such other party; (f) release or discharge, wholly or partially, any endorser or guarantor; and (g) compromise or make any settlement or other partial payment arrangement with Debtors or any such other party.

All sums payable by Guarantors hereunder shall be paid without notice or demand, counterclaim, set-off, deduction or defense and without abatement, suspension, deferment, diminution or reduction, and the obligations and liabilities of any Guarantor hereunder shall in no way be released, discharged or otherwise affected (except as expressly provided herein) by reason of: (i) any bankruptcy proceeding relating to any Debtor or any Guarantor or indemnitor, or any action taken with respect to the Note, any Lease or this Guaranty by any trustee or receiver of any Debtor or any Guarantor or indemnitor, or by any court, in any such proceeding; (ii) any claim which any Debtor has or might have against any Landlord Party; (iii) any default or failure on the part of any Landlord Party to perform or comply with any of the terms hereof or of any other agreement with any Debtor; (iv) any assignment, amendment, renewal, expansion, supplement, modification or waiver of, or change in, any of the terms, covenants, conditions or provisions of any Lease, the Note or the Settlement Agreement, or by reason of any extension of time that may be granted by any Landlord Party to any Debtor or a changed or different use of the Premises (as defined in the Leases) consented to in writing by any Landlord Party and MCA Mainstreet or (v) any other occurrence whatsoever, whether similar or dissimilar to the foregoing, whether or not such Guarantor shall have notice or knowledge of any of the foregoing.

Guarantors hereby expressly agree that the validity of this Guaranty and the obligations of Guarantors hereunder shall in no way be terminated, affected, diminished or impaired by reason of the assertion or the failure to assert by the Landlord Parties against the Debtors (or against Debtors' successors and assigns) of any of the rights or remedies reserved to or by relief of the Debtors from any of the Debtors' obligations under the Note, the Leases or the Settlement Agreement, or Trident Healthcare Properties I, LP's obligations under the Pledge Agreement (as defined in the Note) to further secure the Debtors' obligations to the Landlord Parties under the Note, or otherwise by (a) the release or discharge of any of the Debtors in any creditor's proceedings, receivership, bankruptcy or other proceedings; (b) the impairment, limitation or modification of the liability of any of the Debtors or the estate of any of the Debtors in bankruptcy, or of any remedy for the enforcement of the Debtors' said liability under the Note, the Leases or the Settlement Agreement resulting from the operation of any present or future provision of the Federal Bankruptcy Code, as amended from time to time, or any other statute, or from the decision in any court; or (c) the rejection or disaffirmance of any Lease in any such proceedings.

In addition to all other remedies available to the Landlord Parties at law or in equity upon the occurrence of an Event of Default (as defined in the Note) under the Note, the Landlord Parties shall have the right to present the Consent Judgment (as defined in the Settlement Agreement) to the Superior Court of Marion County, State of Indiana, and upon entry shall be permitted to take any action on or pursuant to, and/or otherwise to record, levy on, execute or collect from any of the Guarantors, the judgment awarded therein.

All of the Landlord Parties' rights and remedies under this Guaranty are intended to be distinct, separate and cumulative, and no such right and remedy therein or herein mentioned is intended to be in exclusion of or a waiver of any of the others. The obligation of Guarantors hereunder shall not be released by the Landlord's Parties' receipt, application, release or compromise of security under the Pledge Agreement or otherwise given for the performance and observance of covenants and conditions required to be performed and observed by the Debtors, nor shall Guarantors be released by the maintenance of or execution upon any lien which the Landlord Parties may have or assert against the Debtors and/or the Debtors' assets.

Each Guarantor knowingly, absolutely, unconditionally and irrevocably waives any and all right to assert any defense, set-off, counterclaim or cross-claim of any nature whatsoever (other than mandatory or compulsory counterclaims or cross-claims) with respect hereto or the obligations of such Guarantor hereunder in any action or proceeding brought by the Landlord Parties (or any of them) to collect the outstanding balance of the principal amount, accrued and unpaid interest, late charges, and other amounts owing, or any portion thereof, including, without limitation, any and all defences arising by reason of (i) any amendment, modification, extension or renewal of any of the Leases, the Note or the Settlement Agreement, (ii) any failure to give notice of default (except for the notices required by the terms of the Leases), (iii) any failure to pursue potential remedies with due diligence, (iv) any failure to resort to other security (whether under the Pledge Agreement or other remedies available under applicable law, (v) any failure of the Landlord Parties to take any action to terminate the Leases, or to take possession of and relet the Premises for MCA Mainstreet's account, (vi) the guarantor-principal relationship, and the same shall not operate to release Guarantors from any of their undertakings as set forth herein. Each Guarantor confirms that the foregoing waiver is informed and voluntary.

Each Guarantor hereby represents and warrants:

a) If such Guarantor is a natural person, such Guarantor has the requisite legal capacity to execute and deliver this Guaranty and to perform his under this Guaranty. If such Guarantor is not a natural person, such Guarantor has been duly organized, is validly existing and in good standing under the laws of the state of its organization and has the full right, power and authority to enter into this Guaranty and all documents contemplated hereby, and to consummate the transactions contemplated by this Guaranty.

b) Such Guarantor is a direct or indirect owner of the legal and beneficial owners of indirect ownership interests in, or is an affiliate of, a Debtor and, accordingly, such Guarantor will derive substantial benefit from the execution of the Note and continuation of the Leases.

c) Such Guarantor has reviewed with the benefit of legal counsel the terms of this Guaranty. Neither any Landlord Party nor any other person has made any representation, warranty or statement to such Guarantor in order to induce such Guarantor to execute this Guaranty.

d) The execution, delivery and performance by such Guarantor of this Guaranty will not conflict with, or with or without notice or the passage of time or both, result in a breach of, violate any term or provision of, or constitute a default under any indenture, deed of

trust, mortgage, contract, agreement (oral or written), judicial or administrative order, or any law to which Guarantor is bound.

e) There are no conditions precedent to the effectiveness of this Guaranty that have not been either satisfied or waived.

f) Such Guarantor has, independently and without reliance upon any Landlord Party, and based on such documents and information as he, she or it has deemed appropriate, made his, her or its own credit analysis and decision to enter into this Guaranty.

g) This Guaranty constitutes a legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally.

h) Such Guarantor is not insolvent and the obligations of such Guarantor set forth in this Guaranty will not render such Guarantor insolvent. Such Guarantor does not have any outstanding debt or liabilities that would materially adversely affect such Guarantor's ability to fully perform his, her or its obligations under this Guaranty.

i) No petition in bankruptcy (voluntary or otherwise), attachment, execution proceeding, assignment for the benefit of creditors, or petition seeking reorganization or insolvency, arrangement or other action or proceeding under federal or state bankruptcy law is pending against or contemplated (or, to such Guarantor's knowledge, threatened) by or against such Guarantor.

j) Such Guarantor is not a Prohibited Person (as hereinafter defined). The funds or other assets Guarantor will pay to the Landlord Parties under this Guaranty are not the property of, or beneficially owned, directly or indirectly, by a Prohibited Person; and the funds or other assets Guarantor will pay to the Landlord Parties under this Guaranty are not the proceeds of specified unlawful activity as defined by 18 U.S.C. § 1956(c)(7). "Prohibited Person" means any of the following: (a) a person that is listed in the Annex to, or is otherwise subject to the provisions of, Executive Order No. 13224 on Terrorist Financing (effective September 24, 2001) (the "Executive Order"); (b) a person owned or controlled by, or acting for or on behalf of any person that is listed in the Annex to, or is otherwise subject to the provisions of, the Executive Order; (c) a person that is named as a "specially designated national" or "blocked person" on the most current list published by the U.S. Treasury Department's Office of Foreign Assets Control ("OFAC") at its official website, http://www.treas.gov/offices/enforcement/ofac; (d) a person that is otherwise the target of any economic sanctions program currently administered by OFAC; or (e) a person that is affiliated with any person identified in clause (a), (b), (c) and/or (d) above.

k) Such Guarantor acknowledges that such Guarantor is a sophisticated party and has consulted with legal counsel regarding the meaning and effect of the terms and conditions of this Guaranty and confirms that such Guarantor is informed and is entering into this Guaranty voluntarily and without duress.

l) Such Guarantor represents and warrants that the value of the consideration received and to be received by Guarantors is reasonably worth at least as much as the liability and obligations of Guarantors hereunder, and such liability and obligations may reasonably be expected to benefit Guarantors directly or indirectly.

Until all the covenants and conditions in in the Note, the Leases and the Settlement Agreement on the Debtors' part to be performed and observed are fully performed and observed, Guarantors (a) shall have no right of subrogation against the Debtors by reason of any payments or acts or performance by Guarantors in compliance with the obligations of Guarantors hereunder, (b) waive any right to enforce any remedy which Guarantors now or hereafter shall have against the Debtors by reason of any one or more payment or acts or performance in compliance with the obligations of Guarantors hereunder and (c) subordinate any liability or indebtedness of the Debtors now or hereafter held by Guarantors to the obligations of the Debtors to the Landlord Parties.

Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent so prohibited or unenforceable without affecting the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

The assignment by the Landlord Parties of this Note, and/or the avails and proceeds thereof, made either with or without notice to Guarantors, shall in no manner whatsoever release Guarantors from any liability hereunder. This Guaranty shall inure to the benefit of each Landlord Party and its successors and assigns and shall be binding on each Guarantor and such Guarantor's respective heirs, personal representatives, successors and assigns.

This Guaranty shall be governed by and construed in accordance with the laws of the State of Indiana without regard to conflicts of laws principles. Guarantors hereby consent to jurisdiction in any State or Federal Court located in Marion County, Indiana.

Guarantors agree, jointly and severally, to the extent permitted by law, to pay any costs or expenses, including the reasonable attorneys' fees, incurred by the Landlord Parties in enforcing this Guaranty.

Notwithstanding anything to the contrary elsewhere in this Guaranty, Steve Person ("Person") and James Walesa ("Walesa") shall be released from any liabilities or obligations under the Leases first arising under this Guaranty after the date on which both the Release Conditions are met at the same time, but shall not be released from any liabilities that accrue under the Leases under this Guaranty prior to the date both of the Release Conditions are met at the same time. The term "Release Conditions" means (i) MCA has demonstrated a net worth, determined according to U.S. Generally Accepting Accounting Principles of greater than Thirty Million Dollars ($30,000,000.00), and (ii) the Premises (as defined under the Leases), in the aggregate, has had occupancy of eighty-five percent or greater for two (2) or more consecutive calendar quarters.

This Guaranty is an amendment, restatement and consolidation of, and replaces in their entirety, (i) that certain Guaranty executed by Trident Healthcare Properties I, L.P., a Delaware limited partnership ("Trident"), Walesa and B.J. Parrish, dated November 6, 2017, in favor of certain of the Landlord Parties, and (ii) that certain Lease Guaranty executed by MCA, Trident, Person and Walesa, dated on or about December 16, 2016, in favor of certain of the Landlord Parties, and, in each case, is not intended to serve as a novation or an accord and satisfaction of the obligations evidenced thereby.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned has duly executed this Guaranty as of the day and year first written above.

GUARANTORS:

TRIDENT HEALTHCARE PROPERTIES I, LP, a Delaware partnership

By:__________________________
Name:________________________
Title:_________________________

MEMORY CARE AMERICA LLC, a Tennessee limited liability company

By:__________________________
Name:________________________
Title:_________________________

____
B.J. PARRISH*

____
JAMES WALESA

____
STEVE PERSON

* The Guaranteed Obligations of B.J. Parrish are limited as set forth in the second paragraph of this Guaranty.

EXHIBIT F

FORM OF REAFFIRMATION OF PLEDGE

REAFFIRMATION OF PLEDGE AGREEMENT

THIS REAFFIRMATION OF PLEDGE AGREEMENT (this "Reaffirmation") is made and entered into as of ___________, 2019, by TRIDENT HEALTHCARE PROPERTIES I, LP, a Delaware partnership ("Pledgor"), for the benefit of INVESQUE HOLDINGS, LP, a Delaware limited partnership (successor-in-interest to Invesque Financing, LP, formerly known as Mainstreet Health Financing, LP) ("Invesque").

BACKGROUND STATEMENT

Pledgor previously executed and delivered that certain Pledge Agreement, dated November 6, 2017, in favor of Invesque (the "Pledge Agreement"), pursuant to which Pledgor pledged to Invesque certain Collateral as therein described to secure payment and performance of the obligations of Pledgor under the Pledge Agreement and of Memory Care America LLC, a Tennessee limited liability company ("MCA"), under a Promissory Note dated as of November 6, 2017, in the original principal amount of $600,000, made by MCA to the order of Invesque (the "Original Note").

The Original Note was paid in part to the date of this Reaffirmation to a principal balance of $300,000 and such obligation is evidenced by that certain Amended and Restated Promissory Note dated as of November 6, 2018, in the original principal amount of $300,000, made by MCA to the order of Invesque (the "Amended Note").

On even date herewith, MCA and certain other affiliated parties have executed and delivered to Invesque and certain of its affiliates that certain Second Amended and Restated Promissory Note in the original principal amount of $3,328,105.65 (the "Second Amended Note"), which Second Amended Note is an amendment and restatement of, and replaces in its entirety, the Amended Note. In connection therewith, Invesque requires that Pledgor reaffirm the Pledge Agreement, and Pledgor is executing this Reaffirmation for such purpose.

REAFFIRMATION

FOR AND IN CONSIDERATION of the sum of Ten and No/100 Dollars ($10.00), the foregoing recitals, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Pledgor, Pledgor hereby agrees as follows:

1. Capitalized Terms. Terms not otherwise defined herein shall have the meanings ascribed or given to them in Pledge Agreement.

2. Reaffirmation of Pledge Agreement. Pledgor does hereby ratify, confirm, reaffirm and covenant that the Pledge Agreement which it has executed is validly existing and binding against it under the terms of such Pledge Agreement, and under the terms of any of the other documents evidencing or securing the indebtedness secured by the Pledge Agreement, and that the Pledge Agreement extends and applies for all purposes to the Second Amended Note. Pledgor acknowledges that it has reviewed and hereby consents to the terms of the Second Amended Note. For the avoidance of doubt, payment and performance of the obligations of MCA and all other "Debtors" (as defined in the Second Amended Note) shall constitute Secured Obligations for purposes of the Pledge Agreement.

3. No Novation. Pledgor hereby ratifies, confirms and reaffirms that the Second Amended Note shall not constitute a novation of the indebtedness secured pursuant to the Pledge Agreement, and further that the terms and provisions of the Pledge Agreement with respect thereto shall remain valid and in full force and effect.

4. Successors and Assigns. This Reaffirmation shall be binding upon and inure to the benefit of Pledgor and Invesque and their respective successors and assigns, whether voluntary by act of the parties or involuntary by operation of law.

[Signature Page Follows]

IN WITNESS WHEREOF, this Reaffirmation has been executed under seal by Pledgor as of the day and year first above written.

TRIDENT HEALTHCARE PROPERTIES I, LP

By:______________________________
Name:____________________________
Title:_____________________________